                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders 3TEC Energy Corporation:

     We consent to the use of our reports incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the prospectus.


                                                  KPMG LLP

                                                  /s/ KPMG LLP
                                                  --------------------------

Houston, Texas
December 15, 2000